NUSHARES ESG U.S. AGGREGATE BOND ETF

SUPPLEMENT DATED JUNE 26, 2018

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 29, 2017

Effective immediately, Mr. Jayesh D. Bhansali no longer serves as a portfolio manager of the Nushares ESG U.S. Aggregate Bond ETF (the “Fund”) and all references to Mr. Bhansali are deleted in their entirety. The Fund is now co-managed by Mr. Lijun (Kevin) Chen, who continues to serve as a portfolio manager of the Fund, and Mr. Yong (Mark) Zheng. Biographical information for Mr. Zheng is provided below.

Yong (Mark) Zheng, CFA, entered the financial services industry in 2010 when he joined Teachers Insurance Annuity Association of America (“TIAA”). He has been a Quantitative Portfolio Manager at Teachers Advisors, LLC, the Fund’s sub-adviser, and other advisory affiliates of TIAA since 2013.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

NGN-NUBDS-0618P